Exhibit 10.6

COMMON STOCK EXCHANGE AGREEMENT

This COMMON STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of January 6, 2023, by and between HyreCar Inc., a Delaware corporation (the “Company”), and Altium Growth Fund, L.P., the holder listed on the signature page hereto (the “Holder”).

WHEREAS, the Holder owns 1,688,120 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”);

WHEREAS, in consideration of the Vote (as defined in the voting agreement, dated January 6, 2023, by and between the Holder and the Company (the “Voting Agreement”)), the Company and the Holder desire to enter into this Agreement, pursuant to which, among other things, the Holder shall exchange the Common Stock for a right to receive, immediately following the Vote, Preferred Stock (as defined in the purchase agreement, dated January 6, 2023, among the Company and the purchasers signatory thereto (the “Purchase Agreement”) and Warrants (as defined in the Purchase Agreement), as described below (the “Exchange”); and

WHEREAS, the shares being issued pursuant to the Exchange are being issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the promises and mutual covenants herein below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Exchange of Shares of Common Stock.

1.1.

Each Holder shall be entitled to receive (i) 1,000 shares of Preferred Stock and (ii) Warrants to purchase up to 500,000 shares of Common Stock (the 1,000 shares of Preferred Stock and the Warrants, a form of which is attached hereto as Exhibit A, to purchase up to 500,000 shares of Common Stock, together, the “Exchange Securities”) in exchange for the 1,688,120 shares of Common Stock (the “Exchange Common Stock”); provided that, such shares of Preferred Stock and Warrants shall not be convertible or exercisable until the Debentures and Preferred Stock (each as defined in the Purchase Agreement) issued to the Purchasers (as defined in the Purchase Agreement) have been converted into shares of the Common Stock in accordance with the terms thereof.

1.2.

No later than two (2) business days after the close of business on the date of the Vote (the “Exchange Date”), (i) the Company shall deliver, or caused to delivered, the Exchange Securities to the Holder (in electronic or certificated form as determined by the Company and its transfer agent) and (ii) the Holder shall deliver or cause to be delivered to the Company (or its designee) the stock certificates representing the shares of Exchange Common Stock, endorsed in blank or accompanied by duly executed stock powers (or similar instruments of assignment), or, in the event the shares of Common Stock are issued in an uncertificated form, evidence of electronic transfer of the shares of Common Stock to the account designated by the Company or the Transfer Agent following receipt of delivery instructions from the Company or the Transfer Agent. For the avoidance of doubt, upon the effectiveness of the Exchange, the Holder’s rights under the terms and conditions of the Exchange Common Stock shall be extinguished.

1.3.

Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchange pursuant to the terms of this Agreement.

2.	Representations and Warranties.

Signature Page to the Common Stock Exchange Agreement

2.1.	Holder Representations and Warranties. The Holder hereby represents and warrants to the Company:

(a)

The Holder is either an entity validly existing and in good standing under the laws of the jurisdiction of its organization and covenants that, as of the Exchange Date, the Holder will be either an entity validly existing and in good standing under the laws of the jurisdiction of its organization.

(b)

This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Holder has full power and authority to execute and deliver this Agreement and the other agreements and documents referred to in Section 1.4 and to perform its obligations hereunder and thereunder.

(c)

The Holder understands that the Exchange Securities are being offered, sold, issued and delivered to it in reliance upon certain exemptions from federal and applicable state securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

(d)

The Holder is not acquiring the Exchange Securities as a result of any advertisement, article, notice or other communication regarding the Exchange Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(e)

The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchange Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Exchange Securities and, at the present time, is able to afford a complete loss of such investment.

(f)

The Holder acknowledges that the offer, sale, issuance and delivery of the Exchange Securities to it is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof. The Holder understands that the Exchange Securities may be sold or transferred only in compliance with all federal and applicable state securities laws.

(g)

The Holder understands that the Exchange Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and the Holder is acquiring the Exchange Securities as principal for its own account and not with a view to or for distributing or reselling such Exchange Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Exchange Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Exchange Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Holder’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Holder is acquiring the Exchange Securities hereunder in the ordinary course of its business.

(h)

The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Exchange Common Stock free and clear of all rights and Encumbrances (as defined below). The Holder has full power and authority to transfer and dispose of the Exchange Common Stock to the Company free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Exchange Common Stock. As used herein, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(i)

The Holder agrees and acknowledges that the Exchange Securities issuable hereunder will be subject to restrictions on transfer pursuant to applicable securities laws, and that all certificates or other instruments representing the Exchange Securities subject to this Agreement will bear a legend substantially in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE / CONVERTIBLE] HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON [EXERCISE / CONVERSION] OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

2.2.	Company Representations and Warranties. The Company hereby represents and warrants to the Holder:

(a)

The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement.

(b)	The issuance of the Exchange Securities have been duly authorized by all necessary corporate action.

(c)

This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(d)

The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Exchange Securities) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations by which any property or asset of the Company or any of its subsidiaries is bound or affected).

3.

Registration Rights. The Company shall prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Exchange Securities on the 30th day following the date of effectiveness of the Registration Statement covering the shares of Common Stock underlying the Preferred Stock, the Warrants and the Debentures held by the Purchasers (each as defined in the Purchase Agreement) .

4.	Miscellaneous.

4.1.

Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, between the Holder and the Company with respect to the subject matter hereof.

4.2.	Amendment. This Agreement may only be amended with the written consent of the Holder and the Company.

4.3.	Successors. All the covenants and provisions of this Agreement by or for the benefit of the Holder or the Company shall bind and inure to the benefit of their respective successors and assigns.

4.4.

Applicable Law; Consent to Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

4.5.

Counterparts. This Agreement may be executed in original or facsimile counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

4.6.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

4.7.

No Commissions. Neither the Company nor the Holder has paid or given, or will pay or give, to any person, any commission, fee or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

[Signature page to follow]

In witness whereof, this Common Stock Exchange Agreement has been duly executed by the undersigned as of the date first written above.

Holder: Altium Growth Fund, L.P.

By:	/s/ Mark Gottlieb
Name:	Mark Gottlieb
Title:	COO

ACKNOWLEDGMENT

This Common Stock Exchange Agreement is hereby accepted upon the terms and conditions set forth above.

HyreCar Inc.

By:	/s/ Eduardo Iniguez
Name:	Eduardo Iniguez
Title:	Interim Chief Executive Officer and Interim Chief Financial Officer

Signature Page to the Common Stock Exchange Agreement